UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2012

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the company was held on April 26, 2012.

(b)           At the meeting, the shareholders:

•	elected all 13 nominees for Director on the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2012 Proxy Statement and the compensation of the company's executive officers named in the 2012 Proxy Statement, as disclosed therein;

•	approved the company's 2012 Long-Term Incentive Plan; and

•	ratified the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year 2012.

The shareholders did not approve the following shareholder proposals: Independent Board Chairman; Binding Vote on Political Contributions; and Adopting Non-Animal Methods for Training.

The following are the final voting results for each of the seven items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. S. Coleman	1,749,065,761	66,206,025	6,697,662	433,998,977
J. G. Cullen	1,734,660,751	80,037,633	7,272,174	433,998,977
I. E. L. Davis	1,757,677,186	56,661,987	7,631,187	433,998,977
A. Gorsky	1,792,454,095	22,441,126	7,074,752	433,998,977
M. M. E. Johns	1,535,908,836	278,936,112	7,124,926	433,998,977
S. L. Lindquist	1,752,721,703	62,578,148	6,669,118	433,998,977
A. M. Mulcahy	1,427,295,346	387,930,699	6,744,583	433,998,977
L. F. Mullin	1,746,268,529	68,501,535	7,200,172	433,998,977
W. D. Perez	1,536,993,074	277,603,060	7,369,964	433,998,977
C. Prince	1,362,832,831	452,489,955	6,643,026	433,998,977
D. Satcher	1,749,638,315	65,073,498	7,257,330	433,998,977
W. C. Weldon	1,697,136,879	115,775,049	8,958,552	433,998,977
R. A. Williams	1,592,549,898	222,178,544	7,239,446	433,998,977

2.    Advisory Vote to Approve Name Executive Officer Compensation:

For	1,010,085,914
Against	768,525,188
Abstain	43,326,917
Non-Votes	433,998,977

3.    Approval of the Company's 2012 Long-Term Incentive Plan:

For	1,373,900,405
Against	413,142,415
Abstain	34,927,598
Non-Votes	433,998,977

4.    Ratification of Appointment of Independent Registered Public Accounting Firm
(PricewaterhouseCoopers LLP)

For	2,161,178,052
Against	85,994,485
Abstain	8,796,325

5.    Shareholder Proposal on Independent Board Chairman:

For	775,693,441
Against	1,034,002,165
Abstain	12,258,241
Non-Votes	433,998,977

6.    Shareholder Proposal on Binding Vote on Political Contributions:

For	82,763,466
Against	1,686,722,323
Abstain	52,482,768
Non-Votes	433,998,977

7.    Shareholder Proposal on Adopting Non-Animal Methods for Training:

For	72,970,838
Against	1,592,497,790
Abstain	156,501,881
Non-Votes	433,998,977

Item 8.01  Other Events.

On April 26, 2012, the Board of Directors of the company declared a regular quarterly dividend of $0.61 per share on the Common Stock of the Company, par value $1.00 per share, payable on June 12, 2012 to shareholders of record as of the close of business on May 29, 2012.  The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1        Johnson & Johnson Press Release dated April 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 27, 2012	By:	/S/ DOUGLAS K. CHIA
Douglas K. Chia
Secretary